UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 9, 2024
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers .
On December 9, 2024, the Board of Directors (the “Board”) of Aramark (the “Company”) increased the number of directors on the Board to 11 directors and appointed Richard Dreiling, age 71, as a director to serve until his successor is elected and qualified. Mr. Dreiling was also appointed to serve on the Compensation and Human Resources and Nominating, Governance and Corporate Responsibility Committees of the Board. Mr. Dreiling will be included as a nominee for director in the Company’s proxy statement for its 2025 annual meeting of shareholders (the “2025 Annual Meeting”) and subject to a shareholder vote at the 2025 Annual Meeting.

Mr. Dreiling is the retired Chairman and Chief Executive Officer of Dollar Tree, Inc. where he served as Chairman and Chief Executive Officer from February 2023 to November 2024 and as Executive Chairman from March 2022 to February 2023. Prior to joining Dollar Tree, Inc., Mr. Dreiling served as the Chairman of Dollar General Corporation from 2015 to 2016 and the Chief Executive Officer of Dollar General Corporation from 2008 to 2015. He also served as President, Chief Executive Officer and Chairman of the Board of Directors of Duane Reade Holdings, Inc. from 2005 to 2008; Executive Vice President and Chief Operating Officer of Longs Drug Stores Corp. from 2003 to 2005; Executive Vice President of Marketing at Safeway, Inc. from 2000 to 2003; and President of Vons Co. Inc. from 1998 to 2000. Mr. Dreiling currently serves on the Board of Directors of Lowe’s Companies and has previously served on the Board of the Company from 2016 to 2022. He has also previously served on the boards of Kellanova (formerly known as Kellogg Company) from 2016 to 2023 and PulteGroup, Inc. from 2015 to 2022. There are no arrangements or understandings between Mr. Dreiling and any other persons pursuant to which he was appointed to Board and no family relationships among any of the Company’s directors or executive officers and Mr. Dreiling. Mr. Dreiling does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment to the Board, Mr. Dreiling became eligible to participate in the Company’s director compensation policies and programs as adopted by the Board from time to time. The Company’s current non-employee director compensation program is described in the Company’s Definitive Proxy Statement for its 2024 annual meeting of stockholders, filed with the U.S. Securities and Exchange Commission on December 21, 2023. In addition, Mr. Dreiling will enter into an indemnification agreement with the Company consistent with the form of the existing indemnification agreement entered into between the Company and its directors.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	December 12, 2024	By:	/s/ LAUREN A. HARRINGTON
		Name:	LAUREN A. HARRINGTON
		Title:	Senior Vice President and
General Counsel